POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                                  /s/ Philip B. Fletcher
                                                ---------------------
                                                Philip B. Fletcher

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ C. M. Harper
                                             ---------------------
                                             C. M. Harper

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                        /s/ Robert A. Krane
                                        ---------------------
                                        Robert A. Krane

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Mogens Bay
                                             ---------------------
                                             Mogens Bay

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Gerald Rauenhorst
                                            ---------------------
                                            Gerald Rauenhorst

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Carl E. Reichardt
                                            ---------------------
                                            Carl E. Reichardt

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Ronald W. Roskens
                                            ---------------------
                                            Ronald W. Roskens

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as her true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of June, 1998.

                                                  /s/ Marjorie M. Scardino
                                                  ---------------------
                                                  Marjorie M. Scardino

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Walter Scott, Jr.
                                             ---------------------
                                             Walter Scott, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                                  /s/ Kenneth E. Stinson
                                                 ---------------------
                                                 Kenneth E. Stinson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as her true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of June, 1998.

                                                  /s/ Jane J. Thompson
                                                 ---------------------
                                                 Jane J. Thompson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                                  /s/ Frederick B. Wells
                                                  ---------------------
                                                  Frederick B. Wells

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Thomas R. Williams
                                             ---------------------
                                             Thomas R. Williams

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints James P. O'Donnell as his true and lawful attorney-in-fact and agent, having full power of substitution and resubstitution, with full power to act for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                             /s/ Bruce C. Rohde
                                             ---------------------
                                             Bruce C. Rohde

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, each having full power of substitution and resubstitution, with full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of ConAgra, Inc. proposed to be issued in connection with ConAgra's acquisition of GoodMark Foods, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of June, 1998.

                                                  /s/ Clayton K. Yeutter
                                                  ---------------------
                                                  Clayton K. Yeutter